Exhibit 99.2

FBR SECURITIZATION, INC.,

as Depositor

WILMINGTON TRUST COMPANY,

as Owner Trustee

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Securities Administrator

AMENDED AND RESTATED OWNER TRUST AGREEMENT

Dated as of December 8, 2005

FBR Securitization Trust 2005-4

Mortgage-Backed Notes, Series 2005-4

i

EXHIBITS

Exhibit A	Form of Certificate
Exhibit B	Form of Certificate of Trust
Exhibit C-1	Form of Rule 144A Investment Letter
Exhibit C-2	Form of Non-Rule 144A Investment Letter
Exhibit D	Form of Representation and Warranty Regarding Transferee’s Status
For Tax Matters
Exhibit E	Form of Tax Transfer Certificate for the Retained Notes

ii

THIS AMENDED AND RESTATED OWNER TRUST AGREEMENT, dated as of December 8, 2005, is entered into by and among FBR SECURITIZATION, INC., a Delaware corporation, as depositor (the “Depositor”), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as owner trustee (the “Owner Trustee”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as securities administrator (the “Securities Administrator”).

WHEREAS, pursuant to the Transfer and Servicing Agreement, the Depositor intends to sell, transfer and assign to a Delaware statutory trust created hereunder certain Mortgage Loans and related assets, which statutory trust would then pledge such assets under an indenture in order to secure the issuance of its mortgage-backed notes, the net proceeds of which would be applied toward the purchase of such assets.

WHEREAS, the Depositor and the Owner Trustee entered into a Trust Agreement dated as of November 30, 2005 (the “Trust Agreement”) and filed with the Secretary of State of the State of Delaware a Certificate of Trust on November 30, 2005, creating FBR Securitization Trust 2005-4.

WHEREAS, the Depositor, the Owner Trustee and the Securities Administrator desire to enter into this Agreement in order to amend and restate in its entirety the Trust Agreement and to provide for the operation of the Trust upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions.

For all purposes of this Agreement, the following terms shall have the meanings set forth below.

Actual Knowledge: With respect to the Owner Trustee, any Trust Officer within the Corporate Trust Office of the Owner Trustee responsible for administering the Trust hereunder, or under the Operative Agreements, who has actual knowledge of an action taken or an action not taken with regard to the Trust. Actions taken or actions not taken of which the Owner Trustee should have had knowledge, or has constructive knowledge, do not meet the definition of Actual Knowledge hereunder. With respect to the Securities Administrator, any Responsible Officer of the Securities Administrator who has actual knowledge of an action taken or an action not taken with regard to the Trust. Actions taken or actions not taken of which the Securities Administrator should have had knowledge, or has constructive knowledge, do not meet the definition of Actual Knowledge hereunder.

Agreement or Amended and Restated Owner Trust Agreement: This Amended and Restated Owner Trust Agreement.

Authorized Trust Officer: With respect to the Trust, any Trust Officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Trust and who is identified on the list of Authorized Trust Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Transfer and Servicing Agreement is in effect, a Responsible Officer of the Securities Administrator.

Bank: Wilmington Trust Company in its individual capacity and not as Owner Trustee under this Agreement.

Certificate: An equity certificate representing a beneficial interest in the Trust in substantially the form annexed hereto as Exhibit A.

Certificateholder: The registered holder of the Certificate as recorded in the Certificate Register. In the absence of prior written notice from the Depositor, each of the Securities Administrator, the Certificate Paying Agent and the Certificate Registrar, the Indenture Trustee may conclusively assume that the Certificate is registered to an Affiliate of the Depositor.

Certificate of Trust: The Certificate of Trust to be filed by the Owner Trustee for the Trust pursuant to Section 3810(a) of the Delaware Trust Statute in the form of Exhibit B hereto.

Certificate Paying Agent: Initially, the Securities Administrator, in its capacity as Certificate Paying Agent.

Certificate Register: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for (i) the registration of the Certificate and of transfers and exchanges of such Certificate.

Certificate Registrar: Initially, the Securities Administrator, in its capacity as Certificate Registrar.

Corporate Trust Office: With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which, any particular time its corporate trust business shall be administered, which office at the date of execution of this Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, Attention: Corporate Trust Administration. With respect to the Securities Administrator, as defined in the Transfer and Servicing Agreement.

Delaware Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. Section 3801 et seq., as the same may be amended from time to time.

Expenses: As defined in Section 7.2.

Indenture: The Indenture dated as of November 1, 2005, among the Issuer, the Securities Administrator and the Indenture Trustee.

Initial Certificateholder: FBR Trust Investments, LLC.

Net Proceeds: The proceeds received by the Trust from time to time from the issuance and sale of its Notes and the Certificate, less the costs and expenses incurred in connection with the issuance and sale of the Notes and the Certificate.

Owner Trustee: Wilmington Trust Company, and any successor in interest, not in its individual capacity, but solely as owner trustee under the Agreement.

Percentage Interest: With respect to the Certificate, 100%.

Permitted Transferee: Means (i) a single entity for federal income tax purposes that qualifies as (a) a REIT, (b) a Qualified REIT Subsidiary, or (c) an entity that is disregarded for federal income tax purposes that is wholly owned by a REIT or a Qualified REIT Subsidiary or (ii) a lender or repurchase agreement counterparty in a repurchase agreement or secured lending transaction that qualifies as a borrowing for federal income tax purposes.

Prospective Certificateholder: Each prospective purchaser and any subsequent transferee of the Certificate.

Qualified REIT Subsidiary: A direct or indirect 100% owned subsidiary of a REIT that satisfies the requirements of Section 856(i) of the Code.

REIT: A real estate investment trust within the meaning of Sections 856 and 857 of the Code.

Retained Notes: Any Notes, or portions of certain Notes, that are beneficially owned by the Initial Certificateholder or its parent REIT, one of the Qualified REIT Subsidiaries of such parent REIT or an entity that is disregarded for United States federal income tax purposes that is wholly owned by the parent REIT or one of its Qualified REIT Subsidiaries.

Secretary of State: The Secretary of State of the State of Delaware.

Transfer and Servicing Agreement: The Transfer and Servicing Agreement, dated as of November 1, 2005, by and among the Trust, the Seller, the Servicer, the Depositor, the Securities Administrator, the Credit Risk Manager, the Master Servicer, and the Indenture Trustee, as such may be amended or supplemented from time to time.

Trust Officer: Those Trust Officers of the Trust referred to in Article XI.

SECTION 1.2 Other Definitional Provisions.

Capitalized terms used herein and not defined herein shall have the same meanings assigned to them in the Transfer and Servicing Agreement or in the Indenture, as applicable.

(a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(c) The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; section and exhibit references contained in this Agreement are references to sections and exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e) Any agreement or instrument defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement or instrument as from time to time amended, modified or supplemented and includes references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

ORGANIZATION

SECTION 2.1 Name.

The trust continued hereby shall be referred to as “FBR Securitization Trust 2005-4” in which name the Owner Trustee and the Trust Officers may conduct the activities contemplated hereby, including the making and executing of contracts and other instruments on behalf of the Trust and sue and be sued.

SECTION 2.2 Office.

The principal office of the Trust shall be in care of the Owner Trustee, at its Corporate Trust Office.

SECTION 2.3 Purpose and Powers.

The Trust shall have the power and authority to engage in any of the following activities:

(a) to issue the Notes pursuant to the Indenture and the Certificate pursuant to this Agreement and to sell, transfer and exchange such Notes and Certificate;

(b) to pay the organizational, start-up and transactional expenses of the Trust and to deliver the Notes and the Certificate to the Depositor in consideration of the transfer to the Trust of the Mortgage Loans and related assets that constitute, in part, the Trust Fund;

(c) to assign, grant, transfer, pledge, mortgage and convey the Trust Fund pursuant to the Indenture and to hold, manage and distribute to the Certificateholder pursuant to the terms of the Transfer and Servicing Agreement any portion of the Trust Fund released from the lien of, and remitted to the Trust, pursuant to the Indenture and the Transfer and Servicing Agreement as specifically described herein;

(d) to enter into and perform its obligations under the Cap Agreement and the Operative Agreements to which it is to be a party;

(e) to maintain the Mortgage Insurance Policy;

(f) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(g) subject to compliance with the Operative Agreements, to engage in such other activities as may be required in connection with the conservation of the Trust Fund and the making of distributions and payments to the Certificateholder and the Noteholders, respectively.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Operative Agreements.

SECTION 2.4 Appointment of the Owner Trustee.

The Depositor hereby appoints the Bank to act as Owner Trustee of the Trust effective as of the date hereof to have all the rights, powers and duties set forth herein with respect to accomplishing the purposes of the Trust.

The Owner Trustee is hereby authorized to execute this Agreement, the Indenture, the Transfer and Servicing Agreement and any other Operative Agreement on behalf of the Trust. The Owner Trustee is hereby authorized (but not obligated) to take all actions required or permitted to be taken by it in accordance with the terms of this Agreement.

SECTION 2.5 Initial Capital Contribution; Declaration of Trust.

(a) The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the Closing Date, of the foregoing contribution, which shall constitute the initial corpus of the Trust Fund. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

(b) The Owner Trustee hereby declares that it will hold the Trust Fund in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholder, subject to the obligations of the Trust under the Operative Agreements. It is the intention of the parties hereto that the Trust shall constitute a statutory trust under the Delaware Trust Statute and that this Agreement shall constitute the governing instrument of such statutory trust. No later than the date on which the prospectus supplement with respect to the Notes has been delivered, the Owner Trustee shall cause the filing of the Certificate of Trust with the Secretary of State. Except as otherwise provided in this Agreement, the rights of the Certificateholder will be those of a beneficial owner of the Trust.

SECTION 2.6 Issuance of Initial Certificate.

Upon the Closing Date, the Trust will issue the Certificate to the Initial Certificateholder.

SECTION 2.7 Liability of the Certificateholder.

Except as otherwise expressly provided in this Agreement, none of the Certificateholder, any Affiliate of the Certificateholder, or any manager, officer or employee of the Certificateholder, will be liable for the debts, obligations or liabilities of the Trust (whether arising in contract, tort or otherwise), including, under a judgment, decree or order of a court, by reason of being a Certificateholder, an Affiliate of a Certificateholder, or a manager, officer or employee of a Certificateholder. Further, pursuant to § 3803(a) of the Statutory Trust Act, the Certificateholder, in its capacity as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, except as otherwise specifically set forth herein.

SECTION 2.8 Situs of Trust.

The Trust will be located in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the States of Delaware, New York or the jurisdiction where the Securities Administrator maintains bank accounts with respect to collections on the Trust Fund. The only offices of the Trust will be as described in Section 2.2 hereof. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in the States of Delaware, New York, the jurisdiction in which the Securities Administrator maintains the Payment Account or such other jurisdiction designated by the Depositor, and payments will be made by the Trust only from the Payment Account or from Delaware, New York or such other jurisdiction designated by the Depositor.

SECTION 2.9 Title to Trust Property.

(a) Subject to the Indenture, title to all of the Trust Fund shall be vested at all times in the Trust as a separate legal entity until this Agreement terminates pursuant to Article VIII hereof; provided, however, that if the laws of any jurisdiction require that title to any part of the Trust Fund be vested in the trustee of the Trust, then title to that part of the Trust Fund shall be deemed to be vested in the Owner Trustee or any co-trustee or separate trustee, as the case may be, appointed pursuant to Article IX of this Agreement; provided, further, that title to any property may be transferred to the Indenture Trustee for purposes of securing the lien created under the Indenture.

(b) The Certificateholder shall have beneficial but not legal title to any part of the Trust Fund. No transfer by operation of law or otherwise of any interest of the Certificateholder shall operate to terminate this Agreement or the trusts created hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Trust Fund.

SECTION 2.10 Representations and Warranties of the Depositor.

The Depositor hereby represents and warrants to the other parties hereto as of the Closing Date or such other date as is specified, that:

(a) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted.

(b) The Depositor has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized.

(c) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(d) None of the execution and delivery of this Agreement, the transactions contemplated hereby or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, certificate of formation or operating agreement or any legal restriction or any agreement or instrument to which the Depositor is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its property is subject, or impair the ability of the Trust to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

(e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of or compliance by the Depositor with this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the Closing Date.

(f) There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Depositor which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Depositor, or in any material impairment of the right or ability of the Depositor to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Depositor to perform under the terms of this Agreement.

(g) This Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

SECTION 2.11 Tax Treatment.

(a) It is the intention of the Depositor, the Trust and the Certificateholder that, solely for federal, state and local income and franchise tax purposes the Trust shall be treated as a Qualified REIT Subsidiary so long as any Notes are outstanding and thereafter shall be ignored as an entity separate from the Certificateholder unless otherwise required by applicable law. Neither the Owner Trustee nor the Securities Administrator shall take any action that they know or that a reasonably prudent trustee or administrator should know to be inconsistent with such intent.

(b) (i) The Securities Administrator shall prepare and deliver, or cause to be prepared and delivered, to the Noteholders and the Certificateholder Internal Revenue Service (“IRS”) Form 1099 (or any successor form) and upon request will deliver, or cause to be delivered, any other information as may be required by the Code and applicable Treasury Regulations to enable the Noteholders and the Certificateholder to prepare their respective United States federal and state income tax returns; (ii) if applicable, the Depositor will prepare and file, or cause to be prepared and filed, all United States federal, state and local income tax returns related to the Trust and will make such elections as may from time to time be required or appropriate under any United States federal or state statute, rule or regulation so as to maintain the proper characterization of the Trust for United States federal or state income tax purposes; and (iii) the Certificateholder shall sign any tax returns required in respect of the Trust.

(c) The Certificate Paying Agent shall comply with all requirements of the Code with respect to the withholding from any payments made by it with respect to the Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

(d) In the event that any withholding tax is imposed on the distributions (or allocations of income) to the Certificateholder, such tax shall reduce the amount otherwise distributable in accordance with this Section 2.11(d). The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained, from amounts otherwise distributable to the Certificateholder, sufficient funds for the payment of any withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such withholding tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to the Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (d). In order to receive payments free from or at a reduced rate of withholding, the Certificateholder and any transferee thereof agrees and acknowledges that no legal or beneficial interest in all or any portion of the Certificate may be obtained or transferred unless such person provides to the Certificate Paying Agent, on behalf of the Trust, or its designated agent a duly executed IRS Form W-9, IRS Form W-8BEN, IRS Form W-8IMY (together with all appropriate attachments), or IRS Form W-8ECI (or in each case the appropriate successor form). Each such form must be signed under penalties of perjury and replaced every (3) years (or earlier if there is a change in information) or as required by law.

SECTION 2.12 Investment Company.

Neither the Depositor nor any Certificateholder shall take any action which would cause the Trust to become an “investment company” which would be required to register under the Investment Company Act of 1940, as amended.

SECTION 2.13 Special Purpose Entity.

(a) The Trust shall not incur any additional debt, other than debt related to the Notes outstanding, unless the additional debt is fully subordinated to the Notes outstanding, and in either case, (x) is nonrecourse to the Trust or any of its assets other than cash flow in excess of amounts necessary to pay the Noteholders, and (y) does not constitute a claim against the Trust to the extent that funds are insufficient to pay such additional debt.

(b) The Trust shall not engage in any dissolution, termination, liquidation, consolidation, conversion, merger, or conveyance or transfer of all or substantially all of its assets, except as provided in the Operative Agreements and Article VIII hereof, so long as the Notes are outstanding, without prior written notice to the Rating Agencies.

(c) The Trust shall maintain its financial and accounting books and records separate from those of any Person or entity.

(d) The Trust shall maintain its accounts separate from those of any other Person or entity.

(e) The Trust shall not commingle its assets with those of any other Person or entity.

(f) The Trust shall conduct its business in its own name.

(g) Except as provided in the Operative Agreements, the Trust shall pay its own liabilities, indebtedness and operating expenses out of its own funds.

(h) The Trust shall observe all formalities required by its organizational documents and the Delaware Trust Statute.

(i) The Trust shall maintain an arm’s-length relationship with its affiliates, if any.

(j) The Trust shall not guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of others.

(k) Except as provided in the Operative Agreements, the Trust shall not acquire obligations or securities of its affiliates or the Seller.

(l) The Trust shall not pledge its assets for the benefit of any other entity or make any loans or advances to any entity, except as provided in the Operative Agreements and related documentation.

(m) The Trust shall hold itself out as a separate entity.

(n) The Trust shall correct any known misunderstanding regarding its separate identity.

(o) Except as provided in the Operative Agreements, the Trust does not, and will not have, assets other than assets contributed to it by the Certificateholder or sold to it by the Depositor.

(p) The Trust is solvent and will not be rendered insolvent by the transactions contemplated by the Operative Agreements and, after giving effect to such transactions, the Trust will not have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. There is no contemplation of the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Trust or any of its assets.

(q) All the trust certificates of the Trust are owned by the Initial Certificateholder.

(r) So long as any Notes are outstanding, the Trust shall not claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Fund.

(s) So long as any Notes are outstanding, the Trust shall not (a) permit the validity or effectiveness of the Indenture to be impaired, or permit the lien of the Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under the Indenture except as may be expressly permitted by the Operative Agreements, (b) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of the Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Fund or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics’ liens and other liens that arise by operation of law, in each case with respect to any Trust Fund and arising solely as a result of an action or omission of a mortgagor or as otherwise permitted in the Transfer and Servicing Agreement) or (c) permit the lien of the Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics’ or other lien) or as otherwise permitted in the Transfer and Servicing Agreement) security interest in the Trust Fund.

(t) So long as any Notes are outstanding, except with the prior written consent of the Certificateholder, the Trust shall not take any action described in Section 5.6 of this Agreement.

(u) So long as any Notes are outstanding, the Trust shall not take any action or fail to take any action that would result in an entity level tax on the Trust.

(v) The capital of the Trust is adequate for the business and undertakings of the Trust.

(w) Other than with respect to the purchase by the Initial Certificateholder of the Certificate (including any rights contained therein), the Trust is not engaged in any business transactions with the Initial Certificateholder.

ARTICLE III

THE CERTIFICATE AND TRANSFERS OF INTERESTS

SECTION 3.1 The Certificate.

The Certificate shall be issued as a single certificate in definitive, fully registered form and shall initially be registered in the name of the Initial Certificateholder. The Certificate shall not be issued in an authorized denomination of less than a 100% Percentage Interest in such Certificate. The Certificate shall be executed on behalf of the Trust by manual or facsimile signature of an Authorized Trust Officer of the Owner Trustee and authenticated in the manner provided in Section 3.2. A Certificate bearing manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Certificate or did not hold such offices at the date of authentication and delivery of the Certificate. A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon registration of the Certificate in such Person’s name pursuant to Section 3.3.

SECTION 3.2 Execution, Authentication and Delivery of the Certificate.

Concurrently with the sale of the Mortgage Loans to the Trust pursuant to the Transfer and Servicing Agreement, the Trust shall cause the Certificate issued hereunder to be executed and authenticated and delivered to or upon the written order of the Depositor, signed by its president or any vice president, without further corporate action by the Depositor. The Certificate shall not entitle the Certificateholder to any benefit under this Agreement nor shall it be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth as Exhibit A hereto (as applicable), executed by the Securities Administrator, by manual signature. Such authentication shall constitute conclusive evidence that the Certificate shall have been duly authenticated and delivered hereunder. A Certificate shall be dated the date of its authentication.

SECTION 3.3 Registration of and Limitations on Transfer and Exchange of the Certificate.

The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.7, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Certificate and of transfer and exchange of such Certificate as herein provided; provided, however, that the Certificate shall not be issued in any such transfer and exchange representing less than a 100% Percentage Interest in such Certificate, and provided, further, that the Certificate shall not be issued in any such transfer and exchange except in accordance with the provisions and conditions set forth below in this Section 3.3. The Securities Administrator shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee, with the consent of the Depositor, shall appoint a successor Certificate Registrar.

Subject to satisfaction of the conditions set forth below, upon surrender for registration of transfer of a Certificate at the office or agency maintained pursuant to Section 3.7, the Owner Trustee shall execute, authenticate and deliver (or cause the Securities Administrator as its authenticating agent to authenticate and deliver), in the name of the designated transferee, a new Certificate of like tenor evidencing a 100% Percentage Interest in the Certificate so surrendered and dated the date of authentication by the Owner Trustee or the Certificate Registrar.

Every time a Certificate is presented or surrendered for registration of transfer or exchange, it shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder or such Certificateholder’s attorney duly authorized in writing. Each time a Certificate is surrendered for registration of transfer or exchange, it shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of such Certificate or any other expense arising as a result of any registration of transfer or exchange.

The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register the transfer or exchange of a Certificate for a period of 15 days preceding the due date for any payment with respect to such Certificate.

No transfer of a Certificate shall be made unless such transfer is exempt from or satisfies the registration requirements of the Securities Act and any applicable state securities laws. Except in the case of the initial transfer to the Initial Certificateholder, in the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute (i) an investment letter (in the form attached hereto as Exhibit C-1) certifying to the Trust, the Owner Trustee, the Securities Administrator, the Certificate Registrar and the Depositor that such transferee is a “qualified institutional buyer” under Rule 144A under the Securities Act or (ii) an investment letter (in the form attached hereto as Exhibit C-2) certifying to the Trust, the Owner Trustee, the Securities Administrator, the Certificate Registrar

and the Depositor that such transferee is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of the Securities Act), and any expense associated with the preparation and execution of any such investment letter shall not be an expense of the Trust, the Owner Trustee, the Securities Administrator, the Certificate Registrar or the Depositor. If a Certificateholder desires to effect the transfer of its Certificate, it shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Securities Administrator, the Certificate Registrar and the Depositor against any and all liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Except in the case of the initial transfer to the Initial Certificateholder, no transfer of the Certificates shall be made unless the Certificate Registrar shall have received a representation (in the form attached hereto as Exhibit C-1 or Exhibit C-2) from the proposed transferee of such Certificates to the effect that such proposed transferee is not (A) a retirement plan or an employee benefit plan or arrangement subject to Title I of ERISA or Section 4975 of the Code or a governmental plan (as defined in Section 3(32) of ERISA) or a church plan (as defined in Section 3(33) of ERISA) or other employee benefit plan or arrangement that is subject to any federal, state or local law (“Similar Law”) materially similar to the foregoing provisions of ERISA or the Code (each, a “Plan”) or a collective investment fund in which such Plans are invested, or an insurance company using assets of separate or general accounts, which include assets of Plans, or are deemed to include such assets, or (B) any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, or with “plan assets” (as defined under the Department of Labor Regulation at 29 C.F.R. Section 2510.3-101 or corresponding provisions of Similar Law) of a Plan. Such representation shall not be at the expense of the Trust, the Owner Trustee, the Securities Administrator, the Certificate Registrar or the Depositor. In addition, any Retained Notes will be subject to the same ERISA restrictions and consequences discussed above applicable to the Certificates unless either (a) the Retained Notes are sold or transferred to a party that is a taxable REIT subsidiary or is not affiliated with the owner of the Certificates and at the time of such sale or transfer: (i) the owner of the Certificates is a Permitted Transferee; (ii) no modifications have been made to the transaction documents; (iii) the respective ratings of the Retained Notes as of the date of such sale or transfer are not lower than the rating of such Retained Note as of the closing date; and (iv) no adverse changes have been made to (or that would adversely affect the application of) the legal authorities applicable to the closing date tax opinion or (b) the holder of the Retained Notes otherwise receives a “will be debt” tax opinion from a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization. The Retained Notes shall be treated for tax purposes as a division of the Certificate and shall not be transferred unless the Certificate Registrar receives from either the Certificateholder or the beneficial owner (for U.S. federal income tax purposes) of the Certificate a certification substantially in the form of Exhibit E that the requirements of (a) or (b) above have been met.

Prior to and as a condition of the initial transfer of the Certificate to the Initial Certificateholder, the Initial Certificateholder shall represent and warrant in writing substantially in the form set forth in Exhibit D (section (A)(1)) that it is a REIT, a Qualified REIT Subsidiary, or an entity that is disregarded for federal income tax purposes that is wholly-owned by a REIT or Qualified REIT Subsidiary and that it will only transfer the Certificate to a person that is a Permitted Transferee. Prior to and as a condition of the registration of any transfer, sale or other disposition of a Certificate, any Prospective Certificateholder shall represent and warrant in writing, in substantially the form set forth in Exhibit D hereto, to the Owner Trustee, the Securities Administrator and the Certificate Registrar and any of their respective successors that it is a Permitted Transferee and that it will only transfer the Certificate to a person that is a Permitted Transferee. In addition, any Retained Notes will be subject to the same requirements, restrictions and consequences discussed in the preceding sentence applicable to the Certificates unless either (a) the Retained Notes are sold or transferred to a party that is a taxable REIT subsidiary or is not affiliated with the owner of the Certificates and at the time of such sale or transfer: (i) the owner of the Certificates is a Permitted Transferee; (ii) no modifications have been made to the transaction documents; (iii) the respective ratings of the Retained Notes as of the date of such sale or transfer are not lower than the rating of such Retained Note as of the closing date; and (iv) no adverse changes have been made to (or that would adversely affect the application of) the legal authorities applicable to the closing date tax opinion or (b) the holder of the Retained Notes otherwise receives a “will be debt” tax opinion from a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization. The Retained Notes shall be treated for tax purposes as a division of the Certificate and shall not be transferred unless the Certificate Registrar receives from either the Certificateholder or the beneficial owner (for U.S. federal income tax purposes) of the Certificate a certification substantially in the form of Exhibit E that the requirements of (a) or (b) above have been met.

The Owner Trustee shall cause the Certificates to contain a legend, substantially similar to the applicable legends provided in Exhibit A hereto, stating that transfer of the Certificates is subject to certain restrictions and referring prospective purchasers of the Certificates to this Section 3.3 with respect to such restrictions.

SECTION 3.4 Lost, Stolen, Mutilated or Destroyed Certificate.

If (a) a mutilated Certificate is surrendered to the Certificate Registrar, or (b) the Certificate Registrar receives evidence to its satisfaction that the Certificate has been destroyed, lost or stolen, and there is delivered to the Certificate Registrar proof of ownership satisfactory to the Certificate Registrar, together with such security or indemnity as required by the Certificate Registrar and the Owner Trustee to save each of them harmless, then in the absence of notice to the Certificate Registrar or the Owner Trustee that the Certificate has been acquired by a protected purchaser, the Owner Trustee shall execute on behalf of the Trust, and the Owner Trustee or the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 3.4, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any expenses of the Owner Trustee or the Certificate Registrar (including any fees and expenses of counsel) and any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.4 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 3.5 Persons Deemed Certificateholder.

Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, the Securities Administrator or any Certificate Paying Agent may treat the Certificateholder as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.2 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar, the Securities Administrator or any Certificate Paying Agent shall be bound by any notice to the contrary.

SECTION 3.6 Access to the Certificateholder’s Name and Address.

The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, the name and address of the Certificateholder as of the most recent Record Date. The Certificateholder, by receiving and holding its Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar, the Securities Administrator and the Owner Trustee accountable or liable for damages by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

SECTION 3.7 Maintenance of Office or Agency.

The Certificate Registrar on behalf of the Trust, shall maintain an office or offices or agency or agencies where the Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Operative Agreements may be served. The Certificate Registrar shall give the Owner Trustee prompt notice, in writing, of any such notice or demand. The Certificate Registrar initially designates the applicable Corporate Trust Office of the Securities Administrator as its office for such purposes. The Certificate Registrar shall give prompt written notice to the Depositor, the Owner Trustee, the Securities Administrator and the Certificateholder of any change in the location of the Certificate Register or any such office or agency.

SECTION 3.8 Certificate Paying Agent.

(a) The Owner Trustee may appoint, and hereby appoints, the Securities Administrator as Certificate Paying Agent under this Agreement. The Certificate Paying Agent shall make distributions to each Certificateholder from the Collection Account pursuant to Section 4.1 hereof and the Transfer and Servicing Agreement and, upon request, shall report the amounts of such distributions to the Owner Trustee. The Certificate Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purpose of making the distributions referred to above. The Securities Administrator hereby accepts such appointment and further agrees that it will be bound by the provisions of this Agreement and the Transfer and Servicing Agreement relating to the Certificate Paying Agent and shall:

(i) hold all sums held by it for the payment of amounts due with respect to the Certificate in trust for the benefit of the Person entitled thereto until such sums shall be paid to such Person or otherwise disposed of as herein provided;

(ii) give the Owner Trustee notice of any default by the Trust of which a Responsible Officer of the Securities Administrator has Actual Knowledge in the making of any payment required to be made with respect to the Certificate;

(iii) at any time during the continuance of any such default, upon the written request of the Owner Trustee forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in Trust by such Certificate Paying Agent;

(iv) immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of the Certificates if at any time it ceases to meet the standards under this Section 3.8 required to be met by the Certificate Paying Agent at the time of its appointment; and

(v) not institute bankruptcy proceedings against the Trust in connection with this Agreement.

(b) In the event that the Securities Administrator shall no longer be the Certificate Paying Agent hereunder, the Owner Trustee, with the consent of the Depositor, shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent will hold all sums, if any, held by it for payment in trust for the benefit of the Certificateholder entitled thereto until such sums shall be paid to the Certificateholder. The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Certificate Paying Agent, such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 5.3, 5.4, 6.1, 6.5, 6.7, 6.8, 6.10, 6.11, 7.1 and 7.2 shall apply to the Securities Administrator also in its role as Certificate Paying Agent and Certificate Registrar for so long as the Securities Administrator shall act as Certificate Paying Agent and, to the extent applicable, to any other Certificate Paying Agent or Certificate Registrar appointed hereunder. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

SECTION 3.9 Initial Beneficiary.

Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificate, the Depositor shall be the sole beneficiary of the Trust.

ARTICLE IV

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 4.1 Payment Account.

The Payment Account shall be subject to and established and maintained in accordance with the applicable provisions of the Transfer and Servicing Agreement and the Indenture, including, without limitation, the provisions of Sections 7.6 and 7.7 of the Transfer and Servicing Agreement regarding distributions from the Payment Account.

SECTION 4.2 Application of Trust Funds.

(a) On each Payment Date, the Owner Trustee shall direct the Certificate Paying Agent to distribute to the Certificateholder, from amounts on deposit in the Payment Account, the distributions required to be paid to the Certificateholder pursuant to Section 7.7 of the Transfer and Servicing Agreement with respect to such Payment Date. The Owner Trustee hereby directs the Certificate Paying Agent to distribute on each Payment Date to the Certificateholder amounts on deposit in the Payment Account in accordance with Sections 7.7(b)(iii)(J), 7.7(d)(iv) and 7.7(f) of the Transfer and Servicing Agreement.

(b) All payments to be made under this Agreement by the Certificate Paying Agent shall be made only from the income and proceeds, including Net Proceeds, of the Trust Fund and only to the extent that the Certificate Paying Agent has received such income or proceeds. The Bank shall not be liable to the Certificateholder, the Indenture Trustee or the Securities Administrator for any amounts payable pursuant to this Section 4.2 except to the extent that non-payment is due to the Owner Trustee’s acts or omissions amounting to willful misconduct or gross negligence.

(c) Distributions to the Certificateholder shall be subordinated to the Noteholders as provided in the Transfer and Servicing Agreement. Distributions to the Certificateholder, once made, will not be available for payments on the Notes.

SECTION 4.3 Method of Payment.

Distributions required to be made to the Certificateholder on any Payment Date as provided in Section 4.2 shall be made to each Person who was a Certificateholder on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the respective address of such Certificateholder appearing in the Certificate Register.

SECTION 4.4 Segregation of Moneys; No Interest.

Moneys received by or on behalf of the Owner Trustee hereunder will be segregated except to the extent required otherwise by law or the provisions of the Transfer and Servicing Agreement. The Owner Trustee shall not be liable for payment of any interest in respect of such moneys.

ARTICLE V

AUTHORITY AND DUTIES OF THE OWNER TRUSTEE; ACTION BY CERTIFICATEHOLDER

SECTION 5.1 General Authority.

The Owner Trustee is authorized and directed to execute and deliver the Notes, the Certificates, the other Operative Agreements to which the Trust is to be a party, each certificate or other document attached as an exhibit to or contemplated by the Operative Agreements to which the Trust is to be a party and any amendment or other agreement or instrument described herein, all as approved by the Depositor, as evidenced conclusively by the Owner Trustee’s execution thereof, and, on behalf of the Trust, to direct the Securities Administrator to authenticate the Notes. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Operative Agreements.

SECTION 5.2 General Duties.

(a) It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Operative Agreements to which it is a party and to administer the Trust in the interest of the Certificateholder, subject to the Operative Agreements and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Operative Agreements to the extent the Securities Administrator has agreed in the Transfer and Servicing Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Operative Agreement, and the Owner Trustee shall not be held liable for the default or failure of the Securities Administrator to carry out its obligations under this Agreement or the Transfer and Servicing Agreement or any other Operative Agreement, respectively.

(b) It shall be the duty of the Depositor under the Transfer and Servicing Agreement to obtain and preserve the Trust’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Trust Fund and each other instrument and agreement included in the Trust Fund. It shall be the duty of the Owner Trustee to cooperate with the Depositor with respect to such matters.

SECTION 5.3 Action Upon Instruction.

(a) Subject to Article V and in accordance with the terms of the Operative Agreements, the Certificateholder may by written instruction direct the Owner Trustee in the management of the Trust, but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholder pursuant to this Article V.

(b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Operative Agreement if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Operative Agreement or is otherwise contrary to law.

(c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any other Operative Agreement, or in the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Operative Agreement or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholder requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholder, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or any other Operative Agreement, as it shall deem to be in the best interests of the Certificateholder, and the Owner Trustee shall have no liability to any Person for such action or inaction.

SECTION 5.4 No Duties Except as Specified under Specified Documents or in Instructions.

The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Fund, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (a) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, and (b) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 5.3; and no implied duties or obligations shall be read into this Agreement or any Operative Agreement against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to the Trust or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Operative Agreement or to prepare or file any tax return for the Trust. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Fund that result from actions by, or claims against the Bank that are not related to the ownership or the administration of the Trust Fund.

SECTION 5.5 Restrictions.

(a) The Owner Trustee shall not take any action that is inconsistent with the purposes of the Trust set forth in Section 2.3. The Certificateholder shall not direct the Owner Trustee to take action that would violate the provisions of this Section 5.5.

(b) The Owner Trustee shall not, except as provided herein, convey or transfer any of the Trust’s properties or assets, including those included in the Trust Fund, to any person unless such conveyance or transfer shall not violate the provisions of the Indenture.

SECTION 5.6 Negative Covenants.

With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholder in writing of the proposed action and the Certificateholder shall have notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Certificateholder has consented to such action:

(a) The initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing in respect of the Trust Fund) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing in respect of the Trust Fund);

(b) The election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Delaware Trust Statute);

(c) The amendment of the Indenture by a supplemental indenture or of this Agreement or any other Operative Agreement in circumstances where the consent of any Noteholder is required;

(d) The amendment or other change of the Indenture by a supplemental indenture or of this Agreement or any other Operative Agreement in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Certificateholder;

(e) The amendment of the Transfer and Servicing Agreement in circumstances where the consent of any Noteholder or the Certificateholder is required;

(f) The amendment, change or modification of the Transfer and Servicing Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially and adversely affect the interests of the Certificateholder;

(g) The appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Agreement, as applicable;

(h) The consent to the calling or waiver of any default of any Operative Agreement;

(i) The consent to the assignment by the Indenture Trustee of its obligations under any Operative Agreement;

(j) The incurrence, assumption or guaranty by the Trust of any indebtedness other than as set forth in this Agreement;

(k) The taking of any action which conflicts with any Operative Agreement or would make it impossible to carry on the ordinary business of the Trust or change the Trust’s purpose and powers set forth in this Agreement;

(l) The confession of a judgment against the Trust;

(m) The possession of the Trust assets, or assignment of the Trust’s right to property, for other than a Trust purpose; or

(n) The lending of funds by the Trust to any entity.

In addition, except as expressly set forth herein, the Trust shall neither incur any indebtedness nor pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor or any of its Affiliates. The Trust shall not engage in any business activity in which it is not currently engaged other than as contemplated by the Operative Agreements and related documentation. The Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by the Operative Agreements and related documentation. Other than as contemplated by the Operative Agreements and related documentation, the Trust shall not follow the directions or instructions of the Depositor.

The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto. This Agreement is and shall be the only agreement among the parties thereto with respect to the creation, operation and termination of the Trust.

The Owner Trustee shall not have the power, except upon the written direction of the Certificateholder, and to the extent otherwise consistent with the Operative Agreements, to (i) remove or replace the Indenture Trustee or (ii) institute a bankruptcy against the Trust. So long as the Indenture remains in effect, to the extent permitted by applicable law, the Certificateholder shall have no power to commence, and shall not commence, any bankruptcy with respect to the Trust or direct the Owner Trustee to commence any bankruptcy with respect to the Trust.

(o) The Owner Trustee shall not have the power, except upon the written direction of the Certificateholder, to (i) remove the Securities Administrator under the Transfer and Servicing

Agreement pursuant to Section 8.12 thereof, (ii) appoint a successor Securities Administrator pursuant to Section 8.12 of the Transfer and Servicing Agreement or (iii) except as expressly provided in the Indenture, to sell assets comprising the Trust Fund after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed and authorized by the Certificateholder.

SECTION 5.7 Action by the Certificateholder with Respect to Bankruptcy.

The Owner Trustee shall not have the power to commence or consent to a bankruptcy relating to the Trust without the prior approval of the Certificateholder and the delivery to the Owner Trustee by the Certificateholder of a certificate certifying that the Certificateholder reasonably believes that the Trust is insolvent. This paragraph shall survive for one year and one day following termination of this Agreement. So long as the Indenture remains in effect, no Certificateholder shall have the power to institute, and none shall institute, any bankruptcy with respect to the Trust or direct the Owner Trustee to take such action.

SECTION 5.8 Restrictions on the Owner Certificateholder’s Power.

The Certificateholder shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Operative Agreements or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

ARTICLE VI

CONCERNING THE OWNER TRUSTEE

SECTION 6.1 Acceptance of Trusts and Duties.

The Owner Trustee accepts the trusts hereby created and agrees to perform the same but only upon the terms of this Agreement and the terms of the Transfer and Servicing Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Fund upon the terms of this Agreement. The Bank shall not be answerable or accountable hereunder or under any other Operative Agreements under any circumstances, except (i) for its own willful misconduct, gross negligence or bad faith, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.4, (iii) for liabilities arising from the failure by the Bank to perform obligations expressly undertaken by it in the last sentence of Section 5.4 or (iv) for taxes, fees or other charges based on or measured by any fees, commissions or compensation received by the Bank in connection with any of the transactions contemplated by this Agreement, any other Operative Agreements or the Notes. In particular, but not by way of limitation:

(a) The Bank shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Owner Trustee;

(b) The Bank shall not be liable with respect to any action taken or omitted to be taken by the Owner Trustee in accordance with the instructions of the Certificateholder;

(c) No provision of this Agreement shall require the Bank to expend or risk funds or otherwise incur any financial liability in the performance of any of the Owner Trustee’s rights or powers hereunder or under any other Operative Agreements if the Bank shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d) Under no circumstance shall the Bank be liable for indebtedness evidenced by or arising under any of the Operative Agreements, including the principal of and interest on the Notes;

(e) The Bank shall not be liable with respect to any action taken or omitted to be taken by the Depositor, the Securities Administrator, the Seller, the Originators, the Servicer, the Master Servicer, the Indenture Trustee, any Trust Officer or the Certificate Paying Agent under this Agreement or any other Operative Agreement or otherwise and the Bank shall not be obligated to perform or monitor the performance of any obligations or duties under this Agreement or the other Operative Agreements which are to be performed by the Certificate Paying Agent under this Agreement, the Securities Administrator under the Transfer and Servicing Agreement, the Indenture Trustee under the Indenture or by any other Person under any of the Operative Agreements; and

(f) The Bank shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Fund or for or in respect of the validity or sufficiency of the Operative Agreements, other than the certificate of authentication on the Certificates, and the Bank shall in no event assume or incur any liability, duty or obligation to any Noteholder, the Depositor or to the Certificateholder, other than as expressly provided for herein.

SECTION 6.2 Furnishing of Documents.

The Owner Trustee will furnish to the Securities Administrator (for distribution to the Certificateholder), promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee hereunder or under the Operative Agreements unless the Securities Administrator shall have already received the same.

SECTION 6.3 Books and Records.

The Owner Trustee shall keep or cause to be kept proper books of record and account of all the transactions under this Agreement, including a record of the name and address of the Certificateholder. The Owner Trustee shall be deemed to have complied with this Section 6.3 by the appointment of the Securities Administrator and the Certificate Paying Agent to perform the duties hereunder.

SECTION 6.4 Representations and Warranties.

(a) The Bank hereby represents and warrants to the other parties hereto as of the Closing Date or such other date as is specified, that:

(i) The Bank has been duly organized and is validly existing and is in good standing under the laws of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted.

(ii) The Bank has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Bank and the consummation of the transactions contemplated hereby have been duly and validly authorized.

(iii) This Agreement constitutes a legal, valid and binding obligation of the Bank, enforceable against the Bank in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(iv) None of the execution and delivery of this Agreement, the transactions contemplated hereby or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, certificate of formation or operating agreement or any legal restriction or any agreement or instrument to which the Bank is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Bank or its property is subject, or impair the ability of the Trust to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

(v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Bank of or compliance by the Bank with this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

(vi) There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Bank which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Bank, or in any material impairment of the right or ability of the Bank to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Bank to perform under the terms of this Agreement.

(b) The Securities Administrator hereby represents and warrants to the other parties hereto as of the Closing Date or such other date as is specified, that:

(i) The Securities Administrator has been duly organized and is validly existing as a national association in good standing under the laws of the United States of America, with full power and authority to own its assets and conduct its business as presently being conducted.

(ii) The Securities Administrator has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Securities Administrator and the consummation of the transactions contemplated hereby have been duly and validly authorized.

(iii) This Agreement constitutes a legal, valid and binding obligation of the Securities Administrator, enforceable against the Securities Administrator in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(iv) None of the execution and delivery of this Agreement, the transactions contemplated hereby or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, certificate of formation or operating agreement or any legal restriction or any agreement or instrument to which the Securities Administrator is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which Securities Administrator or its property is subject, or impair the ability of the Trust to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

(v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Securities Administrator of or compliance by the Securities Administrator with this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

(vi) There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Securities Administrator which, either individually or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Securities Administrator, or in any material impairment of the right or ability of the Securities Administrator to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Securities Administrator to perform under the terms of this Agreement.

SECTION 6.5 Reliance; Advice of Counsel.

(a) Except as provided in Section 6.1, the Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate or partnership entity as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president (or the general partner, in the case of a partnership) and by the treasurer or any assistant treasurer or the secretary or any assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In its exercise or administration of the trusts and powers hereunder, including its obligations under Section 5.2(b), and in the performance of its duties and obligations under this Agreement or the other Operative Agreements, the Owner Trustee may employ agents and attorneys and enter into agreements (including the Transfer and Servicing Agreement) with any of them, and the Owner Trustee shall not be answerable for the default or misconduct of any such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care. If, and to the extent, the Depositor shall have failed to reimburse the Owner Trustee for all reasonable expenses and indemnities incurred pursuant to this Section 6.5(b), as provided in Section 7.1 and Section 7.2, the Owner Trustee may seek reimbursement therefor from the Trust Fund.

(c) In the administration of the trusts and performance of its duties hereunder, the Owner Trustee may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the reasonable advice or opinion of any such counsel, accountants or other skilled Persons. If, and to the extent, the Depositor shall have failed to reimburse the Owner Trustee for all reasonable expenses and indemnities incurred pursuant to this Section 6.5(c), as provided in Section 7.1 and Section 7.2, the Owner Trustee may seek reimbursement therefor from the Trust Fund.

SECTION 6.6 Not Acting in Individual Capacity.

Except as provided in this Article VI, in accepting the trusts hereby created the Owner Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against the Owner Trustee by reason of the transactions contemplated by the Operative Agreements shall look only to the Trust Fund for payment or satisfaction thereof.

SECTION 6.7 Owner Trustee Not Liable for Certificate or Trust Fund.

The recitals contained herein and in the Certificates (other than the signatures and countersignatures of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Operative Agreement or of the Certificates (other than the signatures and countersignatures of the Owner Trustee on the Certificates) or the Notes, or of the Trust Fund or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any assets in the Trust Fund, or the perfection and priority of any security interest created by any assets in the Trust Fund or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate distributions to the Certificateholder under this Agreement or the Noteholders under the Indenture, including, without limitation: (a) the existence, condition and ownership of any assets in the Trust Fund; (b) the existence and enforceability of any insurance thereon; (c) the existence and contents of any assets in the Trust Fund on any computer or other record thereof; (d) the validity of the assignment of any assets in the Trust Fund to the Trust or of any intervening assignment; (e) the completeness of any assets in the Trust Fund; (f) the performance or enforcement of any assets of the Trust Fund; and (g) the compliance by the Depositor with any warranty or representation made under any Operative Agreements or in any related document or the accuracy of any such warranty or representation or any action of the Securities Administrator or the Indenture Trustee taken in the name of the Owner Trustee.

SECTION 6.8 Owner Trustee May Own Certificates and Notes.

The Owner Trustee in its individual capacity may become a Certificateholder subject to the requirements of Section 3.3, or the owner or pledgee of Notes and may deal with the Depositor, the Securities Administrator and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.

SECTION 6.9 Licenses.

The Depositor shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the other Operative Agreements and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof. It shall be the duty of the Owner Trustee to cooperate with the Depositor with respect to such matters.

SECTION 6.10 Doing Business in Other Jurisdictions.

Notwithstanding anything contained herein to the contrary, neither the Bank nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (a) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (b) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Bank or the Owner Trustee; or (c) subject the Bank or the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Bank or the Owner Trustee, as the case may be, contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Trust) to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (a), (b) and (c) of the preceding sentence. In the event that such counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee will appoint a co-trustee pursuant to Section 9.5 hereof to proceed with such action.

SECTION 6.11 Sarbanes-Oxley Act Certification.

Notwithstanding anything to the contrary herein or in any Operative Agreement, the Owner Trustee shall not be required to execute, deliver or certify on behalf of the Trust or any other Person any filings, certificates, affidavits or other instruments in connection with certifications required under the Sarbanes-Oxley Act of 2002.

ARTICLE VII

INDEMNIFICATION AND COMPENSATION

SECTION 7.1 Trust Expenses.

The Depositor shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee in connection therewith. The Depositor shall also pay (or reimburse the Bank for) all reasonable expenses of the Owner Trustee hereunder, including, without limitation, the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and duties under the Operative Agreements.

SECTION 7.2 Indemnification.

The Trust shall assume liability for, and indemnify the Bank and its successors, assigns, Trust Officers, directors, agents and servants, against and from, any and all liabilities, obligations, losses, damages, taxes, claims, actions, suits, costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may be imposed on, incurred by or asserted at any time against the Bank (whether or not indemnified against by other parties) in any way relating to or arising out of this Agreement, any Operative Agreement, the Trust Fund, the administration of the Trust Fund or the action or inaction of the Owner Trustee hereunder, except only that the Trust shall not be required to indemnify the Bank for Expenses arising or resulting from any of the matters described in the third sentence of Section 6.1. The indemnities contained in this Section 7.2 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee’s choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

SECTION 7.3 Compensation.

The Bank shall receive as compensation for its services hereunder the Owner Trustee Fee and such fees as set forth in a separate Fee Agreement between the Depositor and the Bank.

ARTICLE VIII

TERMINATION OF AGREEMENT

SECTION 8.1 Termination of Agreement.

(a) This Agreement (other than Article VII) shall terminate and the trusts created hereby shall dissolve and terminate and the Trust Fund shall, subject to the Indenture and Sections 4.1 and 7.4 and Section 3808 of the Delaware Trust Statute, be distributed to the Certificateholder, and this Agreement shall be of no further force or effect, upon the earlier of (i) the full payment of the Class Principal Amount and interest (including any Basis Risk Shortfall and any Deferred Interest) due on all classes of the Notes and all other amounts due and owing by the Issuer pursuant to the Operative Agreements have been paid and (ii) the sale or other final disposition by the Indenture Trustee or the Owner Trustee, as the case may be, of all the Trust Fund and the final distribution by the Indenture Trustee or the Owner Trustee, as the case may be, of all moneys or other property or proceeds of the Trust Fund in accordance with the terms of the Indenture, the Transfer and Servicing Agreement and Section 4.1 of this Agreement. The bankruptcy, liquidation or dissolution of the Certificateholder shall not operate to terminate this Agreement, nor entitle the Certificateholder’s legal representatives to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto.

(b) Except as provided in Section 8.1(a), none of the Depositor or the Certificateholder shall be entitled to revoke or terminate the Trust established hereunder.

(c) Notice of any termination of the Trust, specifying the Payment Date upon which a Certificateholder shall surrender its Certificate to the Certificate Registrar for the final distribution and cancellation, shall be given by the Certificate Registrar by letter to the Certificateholder and the Rating Agencies mailed within five Business Days of receipt of notice of the final payment on the Notes pursuant to the Transfer and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final distribution on the Certificate shall be made upon presentation and surrender of such Certificate at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, distributions being made only upon presentation and surrender of the Certificate at the office of the Certificate Paying Agent therein specified. The Certificate Registrar shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to the Certificateholder. Upon presentation and surrender of the Certificate, the Certificate Paying Agent shall cause to be distributed to the Certificateholder all amounts distributable on such Payment Date pursuant to Section 7.7 of the Transfer and Servicing Agreement.

(d) Upon the winding up of the Trust and its termination, the Owner Trustee shall upon the written request of the Depositor cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Delaware Trust Statute.

ARTICLE IX

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 9.1 Eligibility Requirements for Owner Trustee.

The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Delaware Trust Statute; authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which has) a short-term debt rating of at least “A-1” or the equivalent by, or which is otherwise acceptable to, the Rating Agencies. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.2.

SECTION 9.2 Resignation or Removal of Owner Trustee.

The Owner Trustee may at any time resign and be discharged from the trust hereby created by giving 30 days’ prior written notice thereof to the Depositor and the Indenture Trustee. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.1 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public Trust Officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Securities Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Rating Agencies.

SECTION 9.3 Successor Owner Trustee.

Any successor Owner Trustee appointed pursuant to Section 9.2 shall execute, acknowledge and deliver to the Depositor and the Securities Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Securities Administrator, the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.1.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Securities Administrator shall mail notice of the successor of such Owner Trustee to the Certificateholder, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Securities Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Securities Administrator.

SECTION 9.4 Merger or Consolidation of Owner Trustee.

Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided, however, that such Person shall be eligible pursuant to Section 9.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 9.5 Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Certificate under the Transfer and Servicing Agreement, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.3.

The Owner Trustee hereby appoints the Securities Administrator for the purpose of establishing and maintaining the Collection Account and making the distributions therefrom to the Persons entitled thereto pursuant to Sections 7.4 and 7.5 of the Transfer and Servicing Agreement.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

(a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(c) the Depositor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate trustees and co-trustees, as if given to each of them. Every instrument appointing any separate trustee or co-trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Securities Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its Agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its funds, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE X

MISCELLANEOUS

SECTION 10.1 Supplements and Amendments.

This Agreement may be amended by the Depositor, the Securities Administrator and the Owner Trustee, with the consent of the Certificateholder and with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or the Certificateholder or (ii) result in an entity level tax on the Trust. An amendment shall not be deemed to adversely affect in any material respect the interests of any Noteholder or the Certificateholder, and no opinion referred to in clause (i) of the preceding proviso shall be required to be delivered, if the Person requesting the amendment obtains a letter from each Rating Agencies stating that the amendment would not result in the downgrading, withdrawal or qualification of the respective ratings then assigned to each applicable class of Notes. Notwithstanding the preceding sentence, an opinion shall be required with respect to tax matters as set forth in this paragraph.

This Agreement may also be amended from time to time by the Depositor, the Securities Administrator and the Owner Trustee, with the prior written consent of the Rating Agencies and with the prior written consent of the Indenture Trustee, Noteholders evidencing more than 66 2/3% of the then-outstanding aggregate Class Principal Amount of the Notes and the consent of the Certificateholder for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholder; provided, however, that no such amendment shall, as evidenced by an Opinion of Counsel, result in an entity level tax on the Trust; and provided, further, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments in respect of the Trust Fund or payments that shall be required to be made for the benefit of the Noteholders or the Certificateholder or (b) reduce the aforesaid percentage of the then-outstanding aggregate Class Principal Amount of the Notes required to consent to or to waive the requirement for the Certificateholder to consent to any such amendment, in either case of clause (a) or (b) without the consent of all of the Noteholders and the Certificateholder.

Notwithstanding the foregoing, no provision of Sections 2.3, 3.3 or 5.5 hereof may be amended in any manner unless (i) the Noteholders representing 100% of the then-outstanding Notes by aggregate Class Principal Amount have consented in writing thereto, (ii) the Rating Agencies have consent in writing thereto or (iii) the Notes have been paid in full and the Indenture has been discharged.

Promptly after the execution of any such amendment or consent, the Securities Administrator shall furnish written notification of the substance of such amendment or consent to the Certificateholder, the Indenture Trustee and the Rating Agencies.

It shall not be necessary for the consent of the Certificateholder, the Noteholders, the Rating Agencies or the Indenture Trustee pursuant to this Section 10.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Certificateholder provided for in this Agreement or in any other Operative Agreement) and of evidencing the authorization of the execution thereof by the Certificateholder shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee, the Securities Administrator, the Certificate Registrar and the Certificate Paying Agent shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the Trust, stating that the execution of such amendment is authorized or permitted by this Agreement. None of the Owner Trustee, the Certificate Registrar, the Certificate Paying Agent nor the Securities Administrator shall be obligated to enter into any such amendment which affects the Owner Trustee’s, the Certificate Registrar’s, the Certificate Paying Agent’s or the Securities Administrator’s own rights, duties or immunities under this Agreement or otherwise.

SECTION 10.2 No Legal Title to Trust Fund in Certificateholder.

The Certificateholder shall not have legal title to any part of the Trust Fund and shall only be entitled to receive distributions with respect to its respective undivided beneficial interest therein pursuant to Section 4.1 once all amounts then owing with respect to the Notes have been paid in accordance with the Indenture. No transfer, by operation of law of any right, title and interest of the Certificateholder in and to its undivided beneficial interest in the Trust Fund or hereunder shall operate to terminate this Agreement or the trusts hereunder or entitle any successor transferee to an accounting or to the transfer to it of legal title to any part of the Trust Fund.

SECTION 10.3 Pledge of Trust Fund by Owner Trustee is Binding.

The pledge of the Trust Fund to the Indenture Trustee by the Trust made under the Indenture and pursuant to the terms of this Agreement shall bind the Certificateholder and shall be effective to transfer or convey the rights of the Trust and the Certificateholder in and to such Trust Fund to the extent set forth in the Indenture. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such pledge or as to the application of any proceeds with respect thereto by the Owner Trustee.

SECTION 10.4 Limitations on Rights of Others.

Nothing in this Agreement, whether express or implied, shall be construed to give to any Person other than the Owner Trustee and the Certificateholder any legal or equitable right in the Trust Fund or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 10.5 Notices.

Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and delivered by hand, by courier or mailed by certified mail, postage prepaid to the address set forth in the Transfer and Servicing Agreement.

Whenever any notice in writing is required to be given by the Owner Trustee or the Securities Administrator, such notice shall be deemed given and such requirement satisfied if such notice is mailed by certified mail, postage prepaid, addressed as provided above.

SECTION 10.6 Severability.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.7 Separate Counterparts.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 10.8 Successors and Assigns.

All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and assigns and the Depositor and the Certificateholder and its respective successors, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Certificateholder shall bind the successors of the Certificateholder.

SECTION 10.9 Headings.

The headings of the various articles and sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 10.10 Governing Law.

THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10.11 No Petition.

(a) The Bank and the Securities Administrator (only in such capacity and not in its individual or corporate capacity), by entering into this Agreement, the Certificateholder, by accepting the Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificate, the Notes, this Agreement or any of the other Operative Agreements.

(b) The Depositor shall not be liable for the default or misconduct of the Securities Administrator, the Owner Trustee, the Indenture Trustee or the Certificate Paying Agent under any of the Operative Agreements or otherwise and the Depositor shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Operative Agreements that are required to be performed by the Securities Administrator under the Transfer and Servicing Agreement or the Indenture Trustee under the Indenture.

SECTION 10.12 No Recourse.

The Certificateholder, by accepting its Certificates, acknowledges that such Certificateholder’s Certificates represent a beneficial interest in the Trust only and do not represent an interest in or an obligation of the Depositor, the Securities Administrator, the Owner Trustee, any co-trustee, the Bank or any Affiliate thereof (other than the Trust) and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Operative Agreements.

ARTICLE XI

TRUST OFFICERS

SECTION 11.1 Appointment of Trust Officers.

The Trust may have one or more Trust Officers who are hereby empowered to take and are responsible for performing all ministerial duties on behalf of the Trust pursuant to this Agreement and the other Operative Agreements, including, without limitation, the execution of the Trust Officers’ Certificate (as defined in the Indenture), an Issuer Order (as defined in the Indenture), the annual compliance report required under Section 3.9 of the Indenture, and any annual reports, documents and other reports which the Trust is required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. Each of the chairman of the board, the chief executive trust officer, the president, each senior vice president and each vice president of the Depositor is hereby appointed as an Trust Officer of the Trust. The Depositor shall promptly deliver to the Owner Trustee and the Indenture Trustee a list of its Trust Officers who shall become the Trust Officers of the Trust pursuant to this Section 11.1.

SECTION 11.2 Trust Officers to Provide Information to the Owner Trustee.

It shall be the duty of each Trust Officer to keep the Owner Trustee reasonably and promptly informed as to material events relating to the Trust, including, without limitation, all claims pending or threatened against the Trust, the purchase and sale of any material portion of the Trust Fund and the execution by such Trust Officer on behalf of the Trust of any material agreements or instruments.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Owner Trust Agreement to be duly executed by their respective Trust Officers hereunto duly authorized, as of the day and year first above written.

FBR SECURITIZATION, INC.,
as Depositor

By:	/s/ Michael Warden
Name:	Michael Warden
Title:	Vice President

WILMINGTON TRUST COMPANY,
as Owner Trustee

By:	/s/ Anita E. Dallago
Name:	Anita E. Dallago
Title:	Senior Financial Services Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Securities Administrator

By:	/s/ Michael Pinzon
Name:	Michael Pinzon
Title:	Vice President

EXHIBIT A

FORM OF CERTIFICATE

THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF ONLY TO (I) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE ACT IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE UNLESS THE SECURITIES ADMINISTRATOR HAS RECEIVED A REPRESENTATION FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AND IS NOT USING THE ASSETS OF (A) A RETIREMENT PLAN OR AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A “PLAN”) OR A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, OR AN INSURANCE COMPANY USING ASSETS OF SEPARATE OR GENERAL ACCOUNTS, WHICH INCLUDE ASSETS OF PLANS, OR ARE DEEMED TO INCLUDE SUCH ASSETS, OR (B) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING SUCH CERTIFICATE OR INTEREST THEREIN ON BEHALF OF, OR WITH “PLAN ASSETS” (AS DEFINED UNDER THE DEPARTMENT OF LABOR REGULATION AT 29 C.F.R. SECTION 2510.3-101 OR CORRESPONDING PROVISIONS OF SIMILAR LAW) OF A PLAN.

THIS CERTIFICATE SHALL ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE.

FBR SECURITIZATION TRUST 2005-4

CERTIFICATE

No.

THIS CERTIFIES THAT                                                           (the “Owner”) is the registered owner of the Certificate for FBR Securitization Trust 2005-4 (the “Trust”) existing under the laws of the State of Delaware and created pursuant to the Trust Agreement, dated as of [ ], 2005 (the “Trust Agreement”) between FBR Securitization, Inc., as Depositor, and Wilmington Trust Company, not in its individual capacity but solely in its fiduciary capacity as owner trustee under the Trust Agreement (the “Owner Trustee”), as amended and restated by the Amended and Restated Owner Trust Agreement dated as of December 8, 2005, by and among the Depositor, the Owner Trustee and Wells Fargo Bank, National Association, as securities administrator (as amended and restated, the “Owner Trust Agreement”). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Owner Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Certificate by one of its duly authorized signatories as set forth below. This Certificate is referred to in the Owner Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Owner Trust Agreement to which the holder of this Certificate by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Owner Trust Agreement and the Transfer and Servicing Agreement for the rights of the holder of this Certificate, as well as for the terms and conditions of the Trust created by the Owner Trust Agreement.

The holder, by its acceptance hereof, agrees not to transfer this Certificate except in accordance with terms and provisions of the Owner Trust Agreement.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

FBR SECURITIZATION TRUST 2005-4

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Owner Trust Agreement

By:
Name:
Title:

DATED: December 8, 2005

CERTIFICATE OF AUTHENTICATION

This Certificate is referred to in the within-mentioned Owner Trust Agreement.

By:	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Administrator

By:
Name:
Title:

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER

OF ASSIGNEE

______________________________________________________________________________________________________________________________

(Please print or type name and address, including postal zip code, of assignee)

______________________________________________________________________________________________________________________________

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

                                                                                                                                                                     Attorney to

transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

*/
Signature Guaranteed:

*/

*/    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

EXHIBIT B

FORM OF CERTIFICATE OF TRUST OF

FBR SECURITIZATION TRUST 2005-4

THIS Certificate of Trust of FBR Securitization Trust 2005-4 (the “Trust”), is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 DEL. CODE, Sections 3801 et seq.) (the “Act”).

1. NAME. The name of the statutory trust formed hereby is “FBR Securitization Trust 2005-4.”

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890, Attention: Corporate Trust Administration.

3. EFFECTIVE DATE. This Certificate of Trust shall be effective on [ - ], 2005.

IN WITNESS WHEREOF, the undersigned, being the owner trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

WILMINGTON TRUST COMPANY,
as Owner Trustee

By:
Name:
Title:

B-1

EXHIBIT C-1

FORM OF RULE 144A INVESTMENT LETTER

[ - ]

Wells Fargo Bank, National Association,

as Certificate Registrar

Sixth Street and Marquette Avenue

Minneapolis, MN 55479

Attention: FBRSI 2005-4

FBR Securitization Trust 2005-4

c/o Wilmington Trust Company

Rodney Square North

1100 N. Market St.

Wilmington, DE 19890

Attention: Corporate Trust Administration

Wilmington Trust Company

Rodney Square North

1100 N. Market St.

Wilmington, DE 19890

Attention: Corporate Trust Administration

FBR Securitization, Inc.,

as Depositor

1001 Nineteenth Street North

Arlington, Virginia 22202

Attention: Michael Warden

Re:	FBR Securitization Trust 2005-4, Ownership Certificate

Ladies and Gentlemen:

In connection with our acquisition of the FBR Securitization Trust 2005-4, Ownership Certificate (the “Certificate”), we certify that:

(a) we understand that the Certificate has not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and is being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws;

(b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investment in the Certificate;

C-1-1

(c) we have had the opportunity to ask questions of and receive answers from FBR Securitization, Inc. (the “Depositor”) concerning the purchase of the Certificate and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificate;

(d) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Certificate or any interest in the Certificate, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Certificate or any interest in the Certificate from any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Certificate under the Act or that would render the disposition of the Certificate a violation of Section 5 of the Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Certificate; and

(e) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”). We are aware that the sale to us is being made in reliance on Rule 144A.

We are acquiring the Certificate for our own account or for resale pursuant to Rule 144A and understand that such Certificate may be resold, pledged or transferred only (1) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (2) pursuant to another exemption from registration under the Act.

In addition, we hereby certify that we are not and are not using the assets of (A) a retirement plan or an employee benefit plan or arrangement subject to Title I of ERISA or Section 4975 of the Code or a governmental plan (as defined in Section 3(32) of ERISA) or a church plan (as defined in Section 3(33) of ERISA) or other employee benefit plan or arrangement that is subject to any federal, state or local law (“Similar Law”) materially similar to the foregoing provisions of ERISA or the Code (each, a “Plan”) or a collective investment fund in which such Plans are invested, or an insurance company using assets of separate or general accounts, which include assets of Plans, or are deemed to include such assets, or (B) any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, or with “plan assets” (as defined under the Department of Labor Regulation at 29 C.F.R. Section 2510.3-101 or corresponding provisions of Similar Law) of a Plan.

We hereby acknowledge that under the terms of the Amended and Restated Owner Trust Agreement among FBR Securitization, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, National Association, as Securities Administrator, dated as of December 8, 2005, no transfer of the Certificate shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.

We hereby indemnify the Depositor, the Securities Administrator, the Certificate Registrar and the Owner Trustee against any liability that may result to either of them if our transfer or other disposition of the Certificate (or any interest therein) is not exempt from the

C-1-2

registration requirements of the Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

Very truly yours,

[Name of Transferee]

By:
Name:
Title:

C-1-3

EXHIBIT C-2

FORM OF NON-RULE 144A INVESTMENT LETTER

[ - ]

Wells Fargo Bank, National Association,

as Certificate Registrar

Sixth Street and Marquette Avenue

Minneapolis, MN 55479

Attention: FBRSI 2005-4

FBR Securitization Trust 2005-4

c/o Wilmington Trust Company

Rodney Square North

1100 N. Market St.

Wilmington, DE 19890

Attention: Corporate Trust Administration

Wilmington Trust Company

Rodney Square North

1100 N. Market St.

Wilmington, DE 19890

Attention: Corporate Trust Administration

FBR Securitization, Inc.,

as Depositor

1001 Nineteenth Street North

Arlington, Virginia 22202

Attention: Michael Warden

Re:	FBR Securitization Trust 2005-4, Certificate

Ladies and Gentlemen:

In connection with our acquisition of the FBR Securitization Trust 2005-4, Certificate (the “Certificate”) we certify that:

(a) we understand that the Certificate has not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and is being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws;

C-2-1

(b) we are an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investment in the Certificate;

(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificate and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificate;

(d) we are acquiring the Certificate for investment for our own account and not with a view to any distribution of such Certificate (but without prejudice to our right at all times to sell or otherwise dispose of the Certificate in accordance with clause (f) below);

(e) we have not offered or sold any Certificate to, or solicited offers to buy any Certificate from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act or any state securities laws; and

(f) we will not sell, transfer or otherwise dispose of any Certificate unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and in compliance with any relevant state securities laws or is exempt from such registration requirements and, if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Amended and Restated Owner Trust Agreement dated as of December 8, 2005, among FBR Securitization, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, National Association, as Securities Administrator.

In addition, we hereby certify that we are not and are not using the assets of (A) a retirement plan or an employee benefit plan or arrangement subject to Title I of ERISA or Section 4975 of the Code or a governmental plan (as defined in Section 3(32) of ERISA) or a church plan (as defined in Section 3(33) of ERISA) or other employee benefit plan or arrangement that is subject to any federal, state or local law (“Similar Law”) materially similar to the foregoing provisions of ERISA or the Code (each, a “Plan”) or a collective investment fund in which such Plans are invested, or an insurance company using assets of separate or general accounts, which include assets of Plans, or are deemed to include such assets, or (B) any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, or with “plan assets” (as defined under the Department of Labor Regulation at 29 C.F.R. Section 2510.3-101 or corresponding provisions of Similar Law) of a Plan.

We hereby acknowledge that under the terms of the Amended and Restated Owner Trust Agreement among FBR Securitization, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, as Securities Administrator, dated as of December 8, 2005, no transfer of the Certificate shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.

C-2-2

We hereby indemnify the Owner Trustee, the Securities Administrator, the Depositor and the Certificate Registrar against any liability that may result to either of them if our transfer or other disposition of the Certificate (or any interest therein) is not exempt from the registration requirements of the Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

Very truly yours,

[Name of Transferee]

By:
Name:
Title:

C-2-3

EXHIBIT D

FORM OF REPRESENTATION AND WARRANTY REGARDING STATUS FOR TAX MATTERS

This representation and warranty is delivered pursuant to Section 3.3 of the Amended and Restated Owner Trust Agreement dated as of December 8, 2005 (the “Agreement”), among FBR Securitization, Inc., as depositor (the “Depositor”), Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and Wells Fargo Bank, National Association, as securities administrator (the “Securities Administrator”), in connection with the transfer by the transferor to the undersigned (the “Transferee”) of a 100% Percentage Interest in the Certificate. Capitalized terms used but not defined in this document have the meanings ascribed to them in the Agreement.

The Transferee hereby certifies that it has received a copy of the Agreement and that it understands the restrictions on transferability of the Certificate set forth in Section 3.3 of the Agreement. In connection with the transfer of the Certificate to the Transferee, the Transferee represents and warrants that:

(A)	It meets the qualifications of (1) or (2) below:

(1)	REIT Status — (check if applicable) The Transferee beneficially owns the Certificate and is a single entity for federal income tax purposes and (A) qualifies for taxation as a real estate investment trust (a “REIT”) within the meaning of Sections 856 and 857 of the Internal Revenue Code of 1986, as amended (the “Code”), (B) is a qualified REIT subsidiary within the meaning of Section 856(i) of the Code (a “Qualified REIT Subsidiary”) or (C) is an entity that is disregarded for federal income tax purposes and that is wholly owned by a REIT or a Qualified REIT Subsidiary; or

(2)	Financing Status — (check if applicable) Only with respect to a subsequent transfer, the Transferee is a lender or repurchase agreement counterparty in a repurchase agreement or secured lending transaction that qualifies as a borrowing for federal income tax purposes; and

(B) The Transferee hereby acknowledges that under the terms of the Agreement, no transfer of the Certificate shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee to the effect that such Transferee meets the qualifications of (A)(1) or (A)(2) above.

[Transferee name]

By:
Name:
Title:

D-1

EXHIBIT E

FORM OF TAX TRANSFER CERTIFICATE FOR THE RETAINED NOTES

[CERTIFICATE REGISTRAR]

Re:	Proposed Transfer of Retained Notes held by the Beneficial Owner (for U.S. federal income tax purposes) of the Certificate

Ladies and Gentlemen:

This certification is being made by                                      (the “Transferor”) in connection with the proposed transfer (“Transfer”) to                                      (the “Transferee”) of the Retained Notes issued pursuant to an indenture, dated as of November 1, 2005, (the “Indenture”) among FBR Securitization Trust 2005-4, as Issuer, and Wells Fargo Bank, National Association, as Securities Administrator, and HSBC Bank USA, National Association, as Indenture Trustee, and that are currently held by the beneficial owner (for U.S. federal income tax purposes) of the Certificate issued pursuant to the Amended and Restated Owner Trust Agreement, dated December 8, 2005 (the “Agreement”) among FBR Securitization, Inc., as depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, National Association, as Securities Administrator. Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement and the Indenture. The Transferor hereby certifies, represents and warrants to, and covenants with, the Issuer, the Owner Trustee and the Certificate Registrar that either:

A.

(i) the beneficial owner (for U.S. federal income tax purposes) of the Certificate is a REIT, a Qualified REIT Subsidiary or an entity that is disregarded for federal income tax purposes that is wholly-owned by a REIT or a Qualified REIT Subsidiary;

(ii) no modifications have been made to the Indenture or the Agreement or other transaction documents as of the date of such sale or transfer;

(iii) the rating of the Retained Notes as of the date of such sale or transfer is not lower than the rating for such Retained Note as of the closing date; and

(iv) based upon consultation with counsel, no adverse changes have been made to (or that would adversely affect the application of) the legal authorities applicable to the Closing Date tax opinion; or

B. a “will be debt” tax opinion is rendered with respect to the Retained Notes from a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization and is presented to the Certificate Registrar.

E-1

Date:
Name of Transferor

Signature

Name

Title

E-2